SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT


                 Pursuant to Section 13 or 15(d)
              of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 1998.

                          OWENS CORNING
      (Exact name of registrant as specified in its charter)


Delaware                            1-3660                   34-4323452
(State or other jurisdiction        (Commission           (IRS Employer
of incorporation)                  File Number)           Identification No.)

One Owens Corning Parkway                                    43659
Toledo, Ohio                                                 (Zip Code)
(Address of principal executive offices)


                          (419) 248-8000
       (Registrant's telephone number, including area code)



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Item 5.   Other Events.

      (a) January 9, 1998 Press Release.  On January 9,
1998, Owens Corning (the "Company") issued the Press Release attached hereto as Exhibit 99. Such press release is incorporated herein by this reference.

      (b) Notice of Date of 1998 Annual Meeting of
Stockholders. Notice is hereby given that the annual meeting of stockholders of the Company for the year 1998 will be held on Thursday, April 16, 1998.

Item 7.  Financial Statements, Pro Forma
         Financial Information and Exhibits

   (c)    Exhibits

     The exhibits accompanying this report are listed in the accompanying Exhibit Index.


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                         SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                 OWENS CORNING
                                 Registrant

Date: January 9, 1998            By: /s/ Domenico Cecere
                                 Domenico Cecere
                                 Senior Vice President and
                                 Chief Financial Officer



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                        EXHIBIT INDEX

The following exhibits are filed herewith as noted below.

Exhibit No.         Exhibit

99                  Press Release of Owens Corning dated January 9, 1998.